SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934
               Date of Report:  December 1, 1998



                        MEDIMMUNE, INC.
    (Exact name of registrant as specified in its charter)



               Commission File Number:  0-19131




    Delaware                                    52-1555759
 (State of Incorporation)                     (I.R.S. Employer
                                            Identification No.)



    35 West Watkins Mill Road, Gaithersburg, MD      20878
   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (301) 417-
0770



CytoGam and RespiGam are registered trademarks of the Company and Synagis is a trademark.

                        MEDIMMUNE, INC.
                  Current Report on Form 8-K


ITEM 5.  OTHER EVENTS.

As of October 31, 1998, MedImmune, Inc. (the "Company") amended and restated its shareholder rights plan.

The Amended and Restated Rights Agreement between the Company and American Stock Transfer and Trust Company is filed an exhibit hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           Officer's Certificate pursuant to Section
               27 of the Original Rights Agreement.

99.2 Amended and Restated Rights Agreement dated as of October 31, 1998.


                           SIGNATURE


           Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(REGISTRANT)        MEDIMMUNE, INC.



By (SIGNATURE)      /s/ David M. Mott
(NAME AND TITLE)    David M. Mott, Vice Chairman and Chief
Financial Officer
(DATE)              December 1, 1998

                         EXHIBIT INDEX


Number Description


 1.   Officer's Certificate pursuant to Section 27 of the
      Original Rights Agreement.

 2.   Amended and Restated Rights Agreement dated as of October
      31, 1998.